UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ____________________________________________

FORM 8-K
____________________________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):               March 8, 2016
____________________________________________
Joy Global Inc.
(Exact name of Registrant as Specified in Its Charter)
____________________________________________

Delaware	001-09299	39-1566457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Wisconsin Avenue, Suite 2780
Milwaukee, WI 53202
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
(414) 319-8500

(Former Name or Former Address, if Changed Since Last Report):
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Joy Global Inc. held its 2016 annual meeting of shareholders on March 8, 2016. At the annual meeting, our shareholders voted on the five proposals described below.

Proposal #1

Each of our directors stood for re-election at the annual meeting for a term ending at the 2017 annual meeting. Election to the board of directors required each nominee to receive the affirmative vote of a majority of the votes cast. Each of our directors was re-elected by the vote listed below:

	For	Withheld	Broker Non-Votes
Edward L. Doheny II	72,929,761	1,162,780	11,153,643
Steven L. Gerard	68,699,327	5,393,214	11,153,643
Mark J. Gliebe	73,173,418	919,123	11,153,643
John T. Gremp	69,902,284	4,190,257	11,153,643
John Nils Hanson	69,727,424	4,365,117	11,153,643
Gale E. Klappa	68,291,155	5,801,386	11,153,643
Richard B. Loynd	69,343,892	4,748,649	11,153,643
P. Eric Siegert	69,709,469	4,383,072	11,153,643
James H. Tate	69,700,649	4,391,892	11,153,643

Proposal #2

Shareholders were asked to approve the Joy Global Inc. 2016 Omnibus Incentive Compensation Plan, which required the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting. Shareholders approved the Joy Global Inc. 2016 Omnibus Incentive Compensation Plan by the vote listed below:

For	Against	Abstained	Broker Non-Votes
71,528,396	2,374,009	109,136	11,153,643

Proposal #3

Shareholders were asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending October 28, 2016. Ratification of the appointment required the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting. Shareholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm by the vote listed below:

For	Against	Abstained
84,238,505	934,326	73,353

Proposal #4

Pursuant to Section 14A of the Securities Exchange Act of 1934, shareholders were asked to cast a non-binding advisory vote on the compensation of our named executive officers, as disclosed in our annual meeting proxy statement. Approval of such compensation required the affirmative vote of the majority of the votes cast on the proposal at the annual meeting. Shareholders approved the compensation of our named executive officers by the vote listed below:

For	Against	Abstained	Broker Non-Votes
52,631,386	21,339,386	121,769	11,153,643

Proposal #5

Shareholders were asked to consider a shareholder proposal relating to board diversity. Approval of the shareholder proposal required the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting. Shareholders did not approve the shareholder proposal relating to board diversity by the vote listed below:

For	Against	Abstained	Broker Non-Votes
35,670,611	32,474,121	5,947,809	11,153,643

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOY GLOBAL INC.

Date: March 8, 2016	By:	/s/ Matthew S. Kulasa
Matthew S. Kulasa
Vice President, Controller
and Chief Accounting Officer
(Principal Accounting Officer)